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                                                                   EXHIBIT 32.1


   WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer of S1 Corporation (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-K Report of the Company for the year ended December 31, 2004 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         /S/ JAMES S. MAHAN, III
                                         --------------------------------------
                                         James S. Mahan, III
                                         Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange commission or its staff upon request.


August 25, 2005